SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

April 14, 2016

(Date of earliest event Reported)

NEXT GROUP HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	333-148987	46-3243320
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Brickell Avenue, Suite 2200, Miami, FL, 33131

(Address of principal executive offices)

Registrant's telephone number, including area code: (800) 611-3622

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under the Securities Act

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

NOTE ABOUT FORWARD LOOKING STATEMENTS

Most of the matters discussed within this report include forward-looking statements on our current expectations and projections about future events. In some cases you can identify forward-looking statements by terminology such as “may,” “should,” “potential,” “continue,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” and similar expressions. These statements are based on our current beliefs, expectations, and assumptions and are subject to a number of risks and uncertainties, many of which are difficult to predict and generally beyond our control, that could cause actual results to differ materially from those expressed, projected or implied in or by the forward-looking statements. Such risks and uncertainties include the risks noted under “Item 1A Risk Factors.” We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 1.01.  Entry into a Definitive Material Agreement.

On April 7, 2016 we entered into a strategic partnership with Crispin Porter + Bogusky (“CP+B”).  As part of this partnership CP+B agreed to make an ”in-kind” investment in NXGH and will assist NXGH’s subsidiary Next CALA, Inc. (“NEXTCALA”) in the design, launch, and marketing of NXGH’s  Next CALA products, and the design, launch, and marketing of NXGH’s  subsidiary NxtGn video platform and telepresence products and services.

The strategic partnership agreement provides that CP+B’s Product & Brand Invention Group will help us with the roll out of our general purpose reloadable bank card targeting the under-banked population, and that, after completion of the bank card roll out, CP+B’s Product & Brand Invention Group will help us launch our video-sharing platform to allow our customers broadcast live.

Part of MDC PARTNERS, CP+B is a large advertising agency which is engaged in business in several locations throughout the world and is headquartered in Boulder, Colorado. CP+B won Advertising Age’s Agency of Decade award in 2009, has three times been voted the Interactive Agency of the Year at the Cannes Lions Festival, and has won Creativity’s Agency of the Year award five times.

Under the strategic partnership agreement, CP+B, will, in exchange for a significant discount to their customary fees, receive 8,774,959 shares of the common stock of NXGH (4% of our issued and outstanding common shares) as the primary consideration for its work for NXGH; in the event that our market capitalization reaches $500,000,000, CP+B will receive a bonus equal to an additional 1% of our outstanding common shares; and, in the event that our market cap reaches 750,000,000, CP+B will receive a second bonus equal to an additional 1% of our outstanding common shares, all on a fully diluted basis.

Item 9.01. Financial Statements and Exhibits

EXHIBITS

(c)	Exhibit 9.1 Strategic Partnership Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 14, 2016

NEXT GROUP HOLDINGS, INC.

By:	/s/Arik Maimon
Arik Maimon
Chief Executive Officer